UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)              March 14, 2008
_______________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                                  Unisys Way,
                         Blue Bell, Pennsylvania  19424
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

(a) Dismissal of Ernst & Young LLP

         On March 14, 2008, the Audit Committee of the Board of Directors of Unisys Corporation (the "Company") dismissed Ernst & Young LLP ("Ernst & Young") as the Company's independent registered public accounting firm.

         The audit reports of Ernst & Young on the consolidated financial statements of the Company for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years ended December 31, 2007 and 2006 and from January 1, 2008 through March 14, 2008, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young's satisfaction, would have caused Ernst & Young to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods.

         During the Company's two most recent fiscal years ended December 31, 2007 and 2006 and from January 1, 2008 through March 14, 2008, there were no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)), except that as of December 31, 2007,the Company's internal control over financial reporting was not effective due to the existence of a material weakness as more fully described in Item 9A of the Company's Annual Report on Form 10-K for the year ended December 31, 2007. The Company concluded that a material weakness in internal control over financial reporting existed related to its control environment because the Company did not have a sufficient number of personnel with an appropriate level of U.S. GAAP knowledge and experience commensurate with its financial reporting requirements.

         The Company is currently in the process of remediating this material weakness. The Company has authorized Ernst & Young to respond fully to inquiries of the Company's new independent registered public accounting firm concerning the material weakness.

         The Company has provided Ernst & Young with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission ("SEC"). The Company requested Ernst & Young to furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of Ernst & Young's letter, dated March 20, 2008, is attached hereto as Exhibit 16 to this Form 8-K.

(b)  Engagement of KPMG LLP

	On March 19, 2008, the Audit Committee engaged KPMG LLP ("KPMG") as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending December 31, 2008. The Company did not, nor did anyone on its behalf, consult KPMG during the Company's two most recent fiscal years and any subsequent interim period prior to the Company's engagement of that firm regarding the application of accounting principles to a specified transaction (completed or proposed), the type of audit opinion that might be rendered on the Company's financial statements, any matter being the subject of disagreement or "reportable event" or any other matter as defined in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).


Item 9.01.  Exhibits.

(c) Exhibits.

    Exhibit No.   Description

16 Letter dated March 20, 2008 to the Securities and Exchange Commission from Ernst & Young LLP.

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION


Date: March 20, 2008                           By: /s/ Janet B. Haugen
                                                      -------------------
                                                      Janet B. Haugen
                                                      Senior Vice President and
                                                      Chief Financial Officer




                              EXHIBIT INDEX
                              -------------


Exhibit No.       Description
-----------       -----------

16 Letter dated March 20, 2008 to the Securities and Exchange Commission from Ernst & Young LLP.